UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2018

AVALONBAY COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12672	77-0404318
(Commission File Number)	(I.R.S. Employer Identification No.)

671 N. Glebe Road, Suite 800, Arlington, Virginia	22203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 329-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 23, 2018.  Proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934.  At the meeting, holders of the Company’s stock were asked (1) to elect eleven directors to serve until the 2019 Annual Meeting of Stockholders and until their successors are elected and qualified, (2) to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2018, and (3) to cast a non-binding, advisory vote upon the compensation of executive officers of the Company, as described in the Company’s proxy statement.

Each share of common stock was entitled to one vote with respect to matters submitted to a vote of the Company’s stockholders, and the voting results reported below are final.

Proposal 1

Each of the Company’s nominees for director as listed in the proxy statement was re-elected as shown in the table below.

Nominee:	Votes “For”	Votes “Against”	Abstentions	Broker Non-votes
Glyn F. Aeppel	87,621,468	34,161,066	57,382	4,131,895
Terry S. Brown	87,671,613	34,143,396	24,907	4,131,895
Alan B. Buckelew	120,000,447	1,821,149	18,320	4,131,895
Ronald L. Havner, Jr.	110,237,309	11,583,748	18,859	4,131,895
Stephen P. Hills	121,087,333	733,806	18,777	4,131,895
Richard J. Lieb	115,633,729	6,154,374	51,813	4,131,895
Timothy J. Naughton	109,638,808	7,816,033	4,385,075	4,131,895
Peter S. Rummell	87,678,318	34,141,653	19,945	4,131,895
H. Jay Sarles	84,358,345	37,461,572	19,999	4,131,895
Susan Swanezy	120,091,497	1,730,481	17,938	4,131,895
W. Edward Walter	87,500,958	34,313,978	24,980	4,131,895

Proposal 2

Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent auditors for fiscal year 2018. 124,332,540 votes were cast in favor of ratifying the selection of Ernst & Young LLP, 1,616,088 votes were cast against, and there were 23,183 abstentions.  There were no broker non-votes with respect to Proposal 2.

Proposal 3

Stockholders approved the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K. 112,276,862 votes were cast in favor of approval of such compensation, 9,470,418 votes were cast against, and there were 92,636 abstentions. There were 4,131,895 broker non-votes with respect to Proposal 3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

May 24, 2018
	By:	/s/ Kevin P. O’Shea
	Name:	Kevin P. O’Shea
	Title:	Chief Financial Officer